UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported): October 27, 2020

Eagle Bancorp Montana, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Prospect Ave. Helena, MT 59601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 27, 2020, Eagle Bancorp Montana, Inc. (the “Company”) issued a press release announcing the Company’s 2020 third quarter financial results, which was included in the Company’s Current Report on Form 8-K, dated October 27, 2020, as Exhibit 99.1 (the “Original Report”). The Company is furnishing this Amendment No. 1 to furnish a corrective press release regarding COVID-19 Preparations as of September 30, 2020.

Item 2.02	Results of Operations and Financial Condition

On October 27, 2020, the Company announced its results of operations for the quarter ended September 30, 2020. A copy of the press release announcing Eagle’s results for the quarter ended September 30, 2020, and dated October 27, 2020 was attached as Exhibit 99.1 to the Original Report. On October 27, 2020, Eagle Bancorp Montana, Inc. issued a correction to the press release, which is attached as Exhibit 99.2 to this Amendment No. 1, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the Original Report, and this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

99.2	Eagle Bancorp correction press release issued October 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: October 28, 2020	By:	/s/ Laura F. Clark
Laura F. Clark
Executive Vice President & CFO